                                                      --------------------------
Allmerica Financial                                          Annual Report
--------------------------------------------------------------------------------
    DECEMBER 31, 2001
                                                    . Allmerica Securities Trust


A
 S
  T                                                                         2001

                                                  [LOGO] ALLMERICA FINANCIAL (R)

                                                               Table of Contents

Trust Information .............................................................2
A Letter from the Chairman ....................................................3
Trust Overview ................................................................4
Financials ..................................................................F-1
Shareholder Information ....................................................F-16

Trust Information

Board of Trustees
John F. O'Brien, Chairman
P. Kevin Condron*
Jocelyn S. Davis*
Cynthia A. Hargadon*
T. Britton Harris IV*
Gordon Holmes*
John P. Kavanaugh
Attiat F. Ott*
Richard M. Reilly
Ranne P. Warner*


Officers
Richard M. Reilly, President
Kristin L. Bushard, Vice President
John P. Kavanaugh, Vice President
Richard J. Litchfield, Vice President
Ann K. Tripp, Vice President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Shareholder Inquires May Be Directed To:
The Bank of New York Shareholder Relations Dept.-11E
P.O. Box 11258
Church Street Station, New York, NY 10286
1-800-432-8224

*Independent Trustees

                                                      A Letter from the Chairman

[PHOTO]

Dear Client,

Throughout 2001, the U.S. economy continued the decline that began in September of 2000, officially entering recession as the year drew to a close. Corporate earnings warnings, widespread employee layoffs, slowing industrial production and declining equity markets dominated the economic news, as the longest business expansion in U.S. history finally came to an end. The horrific terrorist attacks of September 11th shook consumer confidence even further, temporarily stifling retail sales. The Federal Reserve Board continued its valiant efforts to stimulate economic growth by cutting interest rates a record 11 times during the year, reducing the target Federal Funds Rate to 1.75%, the lowest level in 40 years.

The dismal economic picture attracted many investors to the relative stability of the fixed-income market. During the first part of 2001, short-term interest rates fell in concert with Federal Reserve Board rate cuts, but long term interest rates rose, as investors became concerned about possible future inflation and the likelihood of lower federal budget surpluses. This changed during the latter part of the year, as long-term interest rates finally began to decline. Against this backdrop, the Allmerica Securities Trust produced a total return of 4.41% for the year, underperforming its benchmark. While the total return for the year was relatively disappointing, the Fund continues to invest in many sectors of the corporate bond market in order to generate a competitive income stream to shareholders.

Thank you for your continued interest in Allmerica Securities Trust. We believe that the portfolio is well positioned to provide you with the opportunity for competitive income and we will continue to work hard to earn your confidence.

On Behalf of the Board of Trustees,

/s/John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Securities Trust

Allmerica Securities Trust

Allmerica Securities Trust returned 4.41% for the year, underperforming its benchmark, the Lehman Brothers U.S. Credit Index, which returned 10.19%.

Fixed-income investors enjoyed solid returns in 2001. Optimism prevailed in the first quarter, spurred by a reduction in the Federal Funds rate. In the second quarter, doubts arose as corporate profits continued to shrink and defaults by debt issuers of both investment grade and below investment grade bonds increased. Bonds rallied strongly toward the end of the third quarter as the Federal Reserve continued to reduce short-term interest rates in an effort to restore markets shaken by the terrorist attacks.

But by the middle of the fourth quarter when the equity markets were rallying, the bond market began to anticipate a recovery and the yield on the 10-year Treasury bond rose and its price fell.

Although the Trust maintained an attractive dividend yield during 2001, the Trust's total return fell below its benchmark. This under-performance was largely due to the price declines of non-investment grade bonds in the portfolio issued by telecommunication and steel companies. This was somewhat offset by an overall portfolio shift throughout the year to a heavier weighting in investment grade bonds.

The investment adviser believes that the potential economic recovery projected for mid-2002 is likely to be muted by relatively little pent-up demand for housing and by weak business investment. Positive factors for bonds include increased demand from foreign buyers and less competition from more newly issued bonds, as new issuance may slow. Those companies maintaining a disciplined balance sheet could offer corporate bond investors rewarding opportunities.

Investment Adviser
Allmerica Asset Management, Inc.

About The Fund
Seeks to generate a high rate of current income for distribution to shareholders.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 2001, the sector allocation of net assets was:

                                     [CHART]

Corporate Notes & Bonds                                        61%
U.S. Government & Agency Obligations                           22%
Asset-Backed & Mortgage-Backed Securities                       8%
Foreign Bonds                                                   7%
Other                                                           2%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
Period ending December 31, 2001                  1 Year     5 Years   10 Years
Allmerica Securities Trust                        4.41%      5.83%      7.31%
Lehman Brothers U.S. Credit Index                10.19%      7.19%      7.66%
Lipper Corporate Debt
BBB-Rated Funds Average                           7.41%      5.91%      7.26%

--------------------------------------------------------------------------------
                             Historical Performance
--------------------------------------------------------------------------------
                             Total Return                Total Return
                       on Net Asset Value             on Market Value
1997                               11.34%                      14.07%
1998                                8.47%                      11.13%
1999                               (1.42%)                    (13.75%)
2000                                6.76%                      23.76%
2001                                4.41%                       6.00%

The Lehman Brothers U.S. Credit Index is an unmanaged index of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Funds Average is a non-weighted index of funds within the Corporate BBB Debt Fund category.

Portfolio composition is subject to change.

Financials

                           ALLMERICA SECURITIES TRUST

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
Par Value                                          (Unaudited)        (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.0%

            Fannie Mae - 5.0%
$ 500,000   6.00%, 05/15/11                           Aaa          $      508,056
  750,000   6.25%, 02/01/11, Subordinated             Aa2                 762,852
  750,000   6.25%, 07/19/11                           Aaa                 769,526
2,300,000   7.00%, 07/15/05                           Aaa               2,502,559
                                                                   --------------
                                                                        4,542,993
                                                                   --------------

            Federal Home Loan Bank - 0.5%
  200,000   4.75%, 06/28/04 (a)                       Aaa                 205,241
  225,000   7.63%, 05/14/10                           Aaa                 254,835
                                                                   --------------
                                                                          460,076
                                                                   --------------

            Freddie Mac - 0.3%
  250,000   7.80%, 09/12/16                           Aaa                 273,019
                                                                   --------------

            U.S. Treasury Bond - 6.8%
  750,000   7.13%, 02/15/23                           Aaa                 873,310
1,800,000   7.25%, 05/15/16                           Aaa               2,081,039
1,250,000   7.25%, 08/15/22                           Aaa               1,471,094
1,450,000   7.63%, 11/15/22 (a)                       Aaa               1,774,777
                                                                   --------------
                                                                        6,200,220
                                                                   --------------

            U.S. Treasury Note - 9.4%
  325,000   4.25%, 11/15/03 (a)                       Aaa                 332,744
  675,000   5.00%, 08/15/11 (a)                       Aaa                 673,313
2,500,000   6.13%, 08/15/07                           Aaa               2,689,845
1,125,000   6.25%, 02/15/07                           Aaa               1,215,528
1,450,000   6.50%, 02/15/10 (a)                       Aaa               1,592,961
  950,000   7.00%, 07/15/06                           Aaa               1,052,571
  850,000   7.25%, 05/15/04                           Aaa                 923,976
                                                                   --------------
                                                                        8,480,938
                                                                   --------------
            Total U.S. Government and Agency
            Obligations                                                19,957,246
                                                                   --------------
            (Cost $19,549,918)

CORPORATE NOTES AND BONDS - 60.8%

            Aerospace & Defense - 1.2%
  500,000   Boeing Co.
            7.95%, 08/15/24                           A2                  553,966
  500,000   Raytheon Co.
            6.45%, 08/15/02                           Baa3                507,201
                                                                   --------------
                                                                        1,061,167
                                                                   --------------

            Airlines - 0.0%
   34,440   Delta Air Lines, Inc. (b)
            9.23%, 07/02/02                           NR                   36,294
                                                                   --------------
            Automotive - 4.7%
  825,000   Ford Motor Co.
            7.45%, 07/16/31                           A3                  755,855
            Automotive (continued)
$ 400,000   Ford Motor Credit Corp.
            6.50%, 01/25/07                           A2                  391,332
  400,000   Ford Motor Credit Corp.
            6.88%, 02/01/06                           A2                  400,576
1,000,000   Ford Motor Credit Corp.
            7.88%, 06/15/10                           A2                1,014,154
  500,000   General Motors Acceptance Corp.
            8.00%, 11/01/31                           A2                  508,892
  500,000   General Motors Acceptance Corp.,
            MTN
            6.88%, 09/15/11                           A2                  489,779
  700,000   General Motors Corp.
            7.20%, 01/15/11                           A3                  701,296
                                                                   --------------
                                                                        4,261,884
                                                                   --------------

            Banking - 7.2%
  500,000   Associated Banc Corp.
            6.75%, 08/15/11                           Baa1                491,444
  500,000   BB&T Corp.
            6.38%, 06/30/05 (c)                       A2                  513,427
1,400,000   Capital One Financial Corp. (a)
            7.25%, 12/01/03                           Baa3              1,418,172
  500,000   Centura Banks, Inc.
            6.50%, 03/15/09                           A1                  501,781
  300,000   Citifinancial
            6.75%, 07/01/07                           Aa1                 317,007
  200,000   Citigroup, Inc. (a)
            5.50%, 08/09/06                           Aa1                 202,850
  500,000   Colonial Capital II, Series A
            8.92%, 01/15/27                           NR                  451,838
  500,000   First Union National Bank
            7.80%, 08/18/10                           A1                  548,946
  500,000   Firstar Corp.
            7.13%, 12/01/09                           A1                  525,466
  200,000   Fleet Boston Corp.
            7.38%, 12/01/09                           A2                  213,263
  250,000   Northern Trust Co.
            6.65%, 11/09/04                           Aa3                 265,665
  500,000   Sovereign Bancorp, Inc.
            8.63%, 03/15/04                           Ba3                 523,877
  200,000   Suntrust Banks, Inc.
            6.38%, 04/01/11                           A1                  203,078
  300,000   Suntrust Banks, Inc.
            7.75%, 05/01/10                           A2                  328,760
                                                                   --------------
                                                                        6,505,574
                                                                   --------------

            Beverages, Food & Tobacco - 1.1%
  500,000   Coca-Cola Enterprises, Inc.
            6.13%, 08/15/11                           A2                  503,143
  500,000   Conagra Foods, Inc.
            7.50%, 09/15/05                           Baa1                539,723
                                                                   --------------
                                                                        1,042,866
                                                                   --------------

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
Par Value                                         (Unaudited)        (Note 2)
----------------------------------------------------------------------------------

            Chemicals - 2.2%
$ 255,000   Crompton Corp.
            8.50%, 03/15/05                           Baa3         $      270,881
  200,000   Du Pont (E.I.) De Nemours and Co.
            8.25%, 09/15/06                           Aa3                 228,527
  500,000   Equistar Chemicals LP (a)
            9.13%, 03/15/02                           Ba2                 500,962
1,000,000   RPM, Inc., Senior Notes
            7.00%, 06/15/05                           Baa3                993,819
                                                                   --------------
                                                                        1,994,189
                                                                   --------------

            Commercial Services - 1.8%
  500,000   Allied Waste North America (d)
            8.50%, 12/01/08                           Ba3                 505,000
  550,000   Pitney Bowes Credit Corp.
            8.55%, 09/15/09                           Aa3                 624,053
  500,000   Waste Management, Inc.
            7.38%, 08/01/10                           Ba1                 511,257
                                                                   --------------
                                                                        1,640,310
                                                                   --------------
            Cosmetics & Personal Care - 1.3%
1,000,000   Procter & Gamble Co.
            8.50%, 08/10/09                           Aa3               1,168,287
                                                                   --------------

            Electric Utilities - 7.4%
  550,000   Amerenenergy Generating
            7.75%, 11/01/05                           A3                  582,838
  500,000   Calpine Canada Energy Finance
            8.50%, 05/01/08                           Ba1                 457,312
  535,000   Dominion Resources, Inc.
            7.60%, 07/15/03                           Baa1                563,391
  500,000   Dominion Resources, Inc.
            8.13%, 06/15/10                           Baa1                550,920
  500,000   Duke Energy Field Services Corp.
            7.50%, 08/16/05                           Baa2                522,565
  780,000   East Coast Power LLC
            7.07%, 03/31/12                           Baa3                772,512
  550,000   FirstEnergy Corp.
            7.38%, 11/15/31                           Baa2                536,956
  225,000   Florida Power & Light
            6.88%, 12/01/05                           Aa3                 237,647
  600,000   Gulf States Utilities
            8.25%, 04/01/04                           Baa3                634,516
  500,000   Pinnacle Partners (d)
            8.83%, 08/15/04                           Ba1                 481,968
1,270,000   Sithe/Independence Funding Corp.,
            Series A
            9.00%, 12/30/13                           Baa2              1,394,054
                                                                   --------------
                                                                        6,734,679
                                                                   --------------

            Entertainment & Leisure - 1.1%
$ 650,000   AOL Time Warner, Inc.
            7.63%, 04/15/31                           Baa1                687,552
  300,000   Time Warner Cos., Inc.
            7.57%, 02/01/24                           Baa1                312,666
                                                                   --------------
                                                                        1,000,218
                                                                   --------------

            Financial Services - 3.8%
  500,000   Countrywide Home Loans, Inc.
            7.26%, 05/10/04                           A3                  530,659
  500,000   General Electric Capital Corp. (c)
            1.93%, 03/24/03                           Aaa                 499,975
1,000,000   General Electric Capital Corp.
            6.50%, 12/10/07                           Aaa               1,062,485
  500,000   General Electric Capital Corp.
            8.75%, 05/21/07                           Aaa                 579,207
  150,000   Household Finance Corp. (c)
            2.16%, 06/24/03                           A2                  150,067
  575,000   Household Finance Corp.
            8.00%, 07/15/10                           A2                  618,980
                                                                   --------------
                                                                        3,441,373
                                                                   --------------

            Food Retailers - 2.5%
  250,000   Albertson's, Inc.
            7.50%, 02/15/11                           Baa1                267,985
  500,000   Delhaize America, Inc.
            9.00%, 04/15/31                           Baa3                599,330
  750,000   Meyer (Fred), Inc.
            7.45%, 03/01/08                           Baa3                805,506
  500,000   Safeway, Inc.
            9.65%, 01/15/04                           Baa3                553,220
                                                                   --------------
                                                                        2,226,041
                                                                   --------------

            Forest Products & Paper - 0.4%
  350,000   International Paper Co.
            7.50%, 05/15/04                           Baa2                372,929
                                                                   --------------

            Health Care Providers - 0.3%
  250,000   Columbia/HCA Healthcare Corp.
            6.91%, 06/15/05                           Ba1                 257,184
                                                                   --------------

            Home Construction, Furnishings &
            Appliances - 0.5%
  500,000   Pulte Corp.
            8.13%, 03/01/11                           Baa3                494,018
                                                                   --------------

            Industrial - 0.5%
  500,000   Tyco International Group SA
            6.88%, 01/15/29                           Baa1                479,666
                                                                   --------------

            Media-Broadcasting & Publishing -
            3.7%
  270,000   Belo Corp.
            8.00%, 11/01/08                           Baa                 275,763

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
Par Value                                         (Unaudited)        (Note 2)
----------------------------------------------------------------------------------

            Media-Broadcasting &
            Publishing (continued)
$ 750,000   Continental Cablevision, Inc.,
            Senior Notes
            8.30%, 05/15/06                           Baa2         $      814,801
1,000,000   CSC Holdings, Inc., Debenture
            7.88%, 02/15/18                           Ba1                 973,651
  500,000   News America Holdings, Inc.
            7.38%, 10/17/08                           Baa3                524,893
  200,000   News America Holdings, Inc.
            8.50%, 02/15/05                           Baa3                214,373
  500,000   Viacom, Inc.
            7.70%, 07/30/10                           A3                  542,609
                                                                   --------------
                                                                        3,346,090
                                                                   --------------

            Metals - 0.0%
1,000,000   LTV Corp., (e)
            8.20%, 09/15/07                           Ca                    5,000
                                                                   --------------
            Oil & Gas - 8.0%
2,000,000   ANR Pipeline Co., Debenture
            9.63%, 11/01/21                           Baa1              2,319,434
  500,000   Burlington Resources, Inc. (a)(d)
            7.40%, 12/01/31                           Baa1                495,495
  500,000   Conoco Funding Co.
            5.45%, 10/15/06                           Baa1                500,194
  500,000   Enterprise Products
            8.25%, 03/15/05                           Baa2                538,843
  500,000   Occidental Petroleum Corp.
            6.50%, 04/01/05                           Baa2                518,816
  195,000   Ocean Energy, Inc.
            7.88%, 08/01/03                           Baa3                195,975
  500,000   Oryx Energy Co.
            8.00%, 10/15/03                           Baa2                533,793
  250,000   Oryx Energy Co.
            8.13%, 10/15/05                           Baa2                271,714
  175,000   Parker & Parsley Petroleum Co.
            8.88%, 04/15/05                           Ba1                 179,297
  625,000   Phillips Petroleum
            8.50%, 05/25/05                           A3                  691,173
  325,000   Southern Natural Gas Co.
            7.35%, 02/15/31                           Baa1                307,602
  600,000   Texaco Capital, Inc.
            8.25%, 10/01/06                           Aa3                 679,492
                                                                   --------------
                                                                        7,231,828
                                                                   --------------

            Pharmaceuticals - 2.2%
  500,000   American Home Products Corp.
            6.25%, 03/15/06                           A3                  517,728
  425,000   Athena Neurosciences LLC
            7.25%, 02/21/08                           Baa2                442,822
  500,000   Cardinal Health, Inc.
            6.75%, 02/15/11                           A2                  519,198
  500,000   Zeneca Wilmington
            7.00%, 11/15/23                           Aa2                 531,774
                                                                   --------------
                                                                        2,011,522
                                                                   --------------

            Retailers - 1.2%
$ 550,000   Kohls Corp.
            6.70%, 02/01/06                           A3                  583,352
  500,000   Toys 'R' Us, Inc. (d)
            7.63%, 08/01/11                           Baa2                482,974
                                                                   --------------
                                                                        1,066,326
                                                                   --------------

            Securities Broker - 2.4%
  500,000   Bear Stearns Cos., Inc.
            7.80%, 08/15/07                           A2                  538,467
  250,000   Goldman Sachs Group, Inc.
            6.88%, 01/15/11                           A1                  256,047
  555,435   Jones (Edward D.) & Co., LP (b)
            7.95%, 04/15/06                           NR                  579,568
  550,000   Legg Mason, Inc., Senior Note
            6.50%, 02/15/06                           Baa1                564,547
  200,000   Morgan Stanley Dean Witter & Co.
            6.75%, 04/15/11                           Aa3                 204,614
                                                                   --------------
                                                                        2,143,243
                                                                   --------------

            Telephone Systems - 5.7%
  500,000   AT&T Wireless Services, Inc.
            7.35%, 03/01/06                           Baa2                528,924
  250,000   Cingular Wireless (d)
            7.13%, 12/15/31                           A3                  254,504
  500,000   MCI Worldcom, Inc.
            7.50%, 05/15/11                           A3                  514,338
1,125,000   Qwest Capital Funding
            7.90%, 08/15/10                           Baa1              1,144,504
  550,000   Qwest Corp.
            7.13%, 11/15/43                           A2                  468,227
  900,000   Sprint Capital Corp.
            7.63%, 06/10/02                           Baa1                919,315
  500,000   US West Communications, Inc.
            6.38%, 10/15/02                           A2                  506,031
  275,000   Verizon Wireless, Inc. (d)
            2.27%, 12/17/03                           A2                  274,863
  649,000   VoiceStream Wireless Corp. (f)
            0.00%, 11/15/09                           Baa1                581,244
  950,000   Winstar Communications, Inc. (e)
            12.75%, 04/15/10                          WR                    1,188
                                                                   --------------
                                                                        5,193,138
                                                                   --------------

            Transportation - 1.6%
  225,000   Burlington Northern Santa Fe Corp.
            7.88%, 04/15/07                           Baa2                246,901
  500,000   Consolidated Rail Corp.
            9.75%, 06/15/20                           Baa2                607,319
  600,000   CSX Corp.
            6.25%, 10/15/08                           Baa2                602,683
                                                                   --------------
                                                                        1,456,903
                                                                   --------------
            Total Corporate Notes and Bonds                            55,170,729
                                                                   --------------
            (Cost $56,109,529)

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Moody's Ratings       Value
Par Value                                         (Unaudited)        (Note 2)
----------------------------------------------------------------------------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (h) - 7.7%

$1,000,000  American Airlines, Inc., Pass-
            Through Trust, Series 1991 - C2
            9.73%, 09/29/14                           Ba2          $      943,590
   250,000  Bear Stearns Mortgage
            Securities, Inc., Series 1999-WF2,
            Class A2, CMO
            7.06%, 06/15/09                           Aaa                 264,635
   300,000  Citibank Credit Card Issuance
            Trust, Series 2000-Cl, CMO
            6.88%, 11/15/09                           Aaa                 321,656
   500,000  CS First Boston Mortgage Securities
            Corp., Series 2001-CK3, Class A2
            6.04%, 06/15/34                           Aaa                 512,185
 1,000,000  Government Lease Trust,
            Series GSA1, Class A-2 (d)
            6.18%, 05/18/05                           Aaa               1,039,684
   167,913  Green Tree Recreation Equipment &
            Consumer Trust, Series 1997-B,
            Class A1, CMO (g)
            6.55%, 07/15/28                           AAA                 173,745
   500,000  GS Mortgage Securities Corp. II,
            Series 1997-GL, Class A2D
            6.94%, 07/13/30                           Aaa                 519,553
   250,000  MBNA Master Credit Card Trust,
            Series 1995-C, Class A
            6.45%, 02/15/08                           Aaa                 264,104
   163,032  Midland Cogeneration Venture LP,
            Series C-91
            10.33%, 07/23/02                          Baa2                163,659
 1,000,000  Union Acceptance Corp.
            7.73%, 01/08/08                           Aaa               1,087,721
 1,078,945  United Air Lines, Inc., Pass-
            Through Certificate
            9.30%, 03/22/08                           B1                1,064,541
   650,000  USAA Auto Owner Trust
            6.98%, 06/15/05                           Aaa                 686,670
                                                                   --------------
            Total Asset-Backed and
            Mortgage-Backed Securities                                  7,041,743
                                                                   --------------
            (Cost $7,048,608)

FOREIGN BONDS (i) - 7.6%

   500,000  Abitibi-Consolidated
            6.95%, 12/15/06                           Baa3                497,339
   595,000  Alberta Energy Co., Ltd.
            7.38%, 11/01/31                           Baa1                581,114
   125,000  AT&T Canada, Inc. (a)
            7.65%, 09/15/06                           Baa3                 81,541
   355,000  Canadian Pacific, Ltd.
            9.45%, 08/01/21                           Baa2                422,454
   500,000  Domtar, Inc.
            7.88%, 10/15/11                           Baa3                520,034
   500,000  France Telecom SA (d)
            7.75%, 03/01/11                           Baa1                535,555

                                                 Moody's Ratings       Value
Par Value                                         (Unaudited)        (Note 2)
----------------------------------------------------------------------------------

FOREIGN BONDS (i) (continued)
$  500,000  National Australia Bank
            8.60%, 05/19/10                           A1           $      572,684
   550,000  Province of Manitoba
            4.25%, 11/20/06                           Aa3                 533,747
   500,000  Province of Quebec
            7.00%, 01/30/07                           A1                  537,853
   500,000  Shaw Communications, Inc.
            8.25%, 04/11/10                           Baa3                534,383
 1,000,000  St. George Bank, Ltd., Yankee
            Debenture (d)
            7.15%, 10/15/05                           Baa1              1,059,538
   535,000  Stora Enso Oyj
            7.38%, 05/15/11                           Baa1                564,245
   450,000  Telefonos De Mexico SA
            8.25%, 01/26/06                           Baa1                471,375
                                                                   --------------
            Total Foreign Bonds                                         6,911,862
                                                                   --------------
            (Cost $6,864,087)

 Shares
 ------

INVESTMENT COMPANY - 0.6%
   507,226  Marshall Money Market Fund                                    507,226
                                                                   --------------
            Total Investment Company                                      507,226
                                                                   --------------
            (Cost $507,226)
Total Investments - 98.7%                                              89,588,806
                                                                   --------------
(Cost $90,079,368)
Net Other Assets and Liabilities - 1.3%                                 1,184,896
                                                                   --------------
Total Net Assets - 100.0%                                          $   90,773,702
                                                                   ==============

----------------------------------

(a) All or a portion of this security is out on loan at December 31, 2001; the value of the securities loaned amounted to $5,671,154. The value of collateral amounted to $5,783,850 which consisted of cash equivalents.
(b) Restricted Security -- Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At December 31, 2001, these securities amounted to $615,862 or 0.7% of net assets.
(c) Variable Rate Security. The rate shown reflects rate in effect at period end.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2001, these securities amounted to $5,129,581 or 5.7% of net assets.
(e)  Issuer filed for bankruptcy.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(g) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(h)  Pass Through Certificates.
(i)  U.S. currency denominated.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 2001
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2001, the aggregate cost of investment securities for tax purposes was $90,225,741. Net unrealized appreciation (depreciation) aggregated $(636,935), of which $2,075,300 related to appreciated investment securities and $(2,712,235) related to depreciated investment securities.

As of December 31, 2001, the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $5,089,290 of capital loss carryforwards.

During the year ended December 31, 2001, the tax character of distributions paid was $6,265,040 and $308,077 of ordinary income and return of capital, respectively.

At December 31, 2001, the Portfolio had capital loss carryforwards which expire as follows: $2,726,407 in 2008; 2,362,883 in 2009.

OTHER INFORMATION
For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $80,785,385 and $82,033,218 of non-governmental issuers, respectively, and $37,504,565 and $34,853,917 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:



             Moody's Rating                               S&P Ratings
               (Unaudited)                                (Unaudited)

Aaa                                  29.1%                  AAA 0.2%
                                                                ----
Aa                                    6.4                       0.2%
                                                                ====
A                                    18.8
Baa                                  36.6
Ba                                    5.9
B                                     1.2
NR (Not Rated)/WR (Withdrawn
Rating)                               1.8
                                     ----
                                     99.8%
                                     ====


                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

            STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------



ASSETS:
Investments:
  Investments at cost............................. $90,079,368
  Net unrealized depreciation.....................    (490,562)
                                                    ----------
    Total investments at value (including value of
    securities on loan of $5,671,154).............  89,588,806
  Cash............................................       2,303
  Short-term investments held as collateral for
  securities loaned...............................   5,783,850
  Receivable for investments sold.................   1,490,991
  Interest receivable.............................   1,627,112
                                                    ----------
    Total Assets..................................  98,493,062
                                                    ----------
LIABILITIES:
  Payable for investments purchased...............   1,819,719
  Collateral for securities loaned................   5,783,850
  Advisory fee payable............................      51,003
  Trustees' fees and expenses payable.............       1,744
  Accrued expenses and other payables.............      63,044
                                                    ----------
    Total Liabilities.............................   7,719,360
                                                    ----------
NET ASSETS........................................ $90,773,702
                                                    ==========
NET ASSETS consist of:
  Par Value.......................................  $8,592,306
  Paid-in capital.................................  88,136,966
  Distribution in excess of net investment
  income..........................................    (363,258)
  Accumulated net realized loss...................  (5,101,750)
  Net unrealized depreciation.....................    (490,562)
                                                    ----------
TOTAL NET ASSETS.................................. $90,773,702
                                                    ==========
Shares of beneficial interest outstanding
(10,000,000 authorized shares with par value of
$1.00)............................................   8,592,306
NET ASSET VALUE
Per share.........................................  $   10.565
                                                    ==========
MARKET VALUE (closing price on New York Stock
Exchange)
Per share.........................................  $    9.828
                                                    ==========


                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

         STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------



INVESTMENT INCOME
  Interest........................................  $6,487,046
  Securities lending income.......................      20,589
                                                    ----------
    Total investment income.......................   6,507,635
                                                    ----------
EXPENSES
  Investment advisory fees........................     462,170
  Custodian and Fund accounting fees..............      66,267
  Transfer agent fees.............................      74,423
  Legal fees......................................         430
  Audit fees......................................      24,004
  Trustees' fees and expenses.....................       6,552
  Reports to shareholders.........................      69,675
  New York Stock Exchange fees....................      23,158
  Miscellaneous...................................       2,486
                                                    ----------
    Total expenses................................     729,165
                                                    ----------
NET INVESTMENT INCOME.............................   5,778,470
                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss on investments sold...........  (1,936,035)
  Net change in unrealized appreciation
  (depreciation) of investments...................     142,355
                                                    ----------
NET (LOSS) ON INVESTMENTS.........................  (1,793,680)
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS........................................  $3,984,790
                                                    ==========


                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                               Years Ended
                                               December 31,
                                          ----------------------
                                             2001        2000
----------------------------------------------------------------

NET ASSETS at beginning of year......... $93,362,029 $94,156,648
                                         ----------- -----------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
    Net investment income...............   5,778,470   6,892,900
    Net realized loss on investments
    sold................................  (1,936,035) (3,031,999)
    Net change in unrealized
    appreciation (depreciation) of
    investments.........................     142,355   2,301,998
                                         ----------- -----------
    Net increase in net assets resulting
    from operations.....................   3,984,790   6,162,899
                                         ----------- -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...............  (6,265,040) (6,873,846)
    Net realized gain on investments....          --     (83,672)
    Return of capital...................    (308,077)         --
                                         ----------- -----------
      Total distributions...............  (6,573,117) (6,957,518)
                                         ----------- -----------
      Total decrease in net assets......  (2,588,327)   (794,619)
                                         ----------- -----------
NET ASSETS at end of year............... $90,773,702 $93,362,029
                                         =========== ===========

Undistributed (distribution in excess
of) net investment income............... $  (363,258) $   67,942
                                         =========== ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

      FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------



                                      Year ended December 31,
                           ---------------------------------------------
                            2001     2000     1999      1998      1997
                           -------  -------  -------  --------  --------

Net Asset Value,
beginning of year........  $10.866  $10.958  $11.961  $ 11.821  $ 11.421
                           -------  -------  -------  --------  --------
Income from Investment
Operations:
  Net investment
  income(1)..............    0.673(2) 0.802    0.802     0.810     0.837
  Net realized and
  unrealized gain (loss)
  on investments.........   (0.209)  (0.084)  (0.965)    0.160     0.403
                           -------  -------  -------  --------  --------
    Total from investment
    operations...........    0.464    0.718   (0.163)    0.970     1.240
                           -------  -------  -------  --------  --------
Less Distributions(3):
  Dividends from net
  investment income......   (0.729)  (0.800)  (0.800)   (0.830)   (0.840)
  Distributions from net
  realized capital
  gains..................       --   (0.010)  (0.040)       --        --
  Return of capital......   (0.036)      --       --        --        --
                           -------  -------  -------  --------  --------
    Total
    distributions........   (0.765)  (0.810)  (0.840)   (0.830)   (0.840)
                           -------  -------  -------  --------  --------
Net increase (decrease)
in net asset value.......   (0.301)  (0.092)  (1.003)    0.140     0.400
                           -------  -------  -------  --------  --------
Net Asset Value, end of
year.....................  $10.565  $10.866  $10.958  $ 11.961  $ 11.821
                           =======  =======  =======  ========  ========
Market Value, end of
year.....................  $ 9.828  $10.000  $ 8.813  $ 11.125  $ 10.813
                           =======  =======  =======  ========  ========
Total Return on Market
Value, end of year.......     6.00%   23.76%  (13.75)%   11.13%    14.07%

Ratios/Supplemental Data
Net assets, end of year
(000's)..................  $90,774  $93,362  $94,157  $102,770  $101,572

Ratios to average net
assets:
  Net investment
  income(1)..............     6.23%    7.38%    7.00%     6.78%     7.27%
  Operating expenses.....     0.79%    0.74%    0.77%     0.73%     0.72%
  Management fee.........     0.50%    0.50%    0.49%     0.49%     0.50%
  Portfolio turnover
  rate...................      128%      58%      24%       25%       27%


-----------------------------------------------------------------------------

(1) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and market discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.022, an increase in net realized and unrealized gains and losses per share of $0.022 and a decrease in the ratio of net investment income to average net assets from 6.36% to 6.23%. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)  Computed using average shares throughout the period.
(3) Certain prior year amounts have been reclassified to conform to the current year presentation.

                       See Notes to Financial Statements.
      --------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

SECURITY VALUATION: Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Trust from investments in certain investment companies are recorded as interest income in the accompanying financial statements.

CHANGE IN ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide requires amortization of all premiums and discounts of debt securities on an effective yield basis. Prior to January 1, 2001, the Fund did not amortize premiums and market discounts. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:



      Net Unrealized         Accumulated Undistributed Net
Appreciation/(Depreciation)        Investment Income
----------------------------------------------------------

          $68,527                      $(68,527)


The effect of this change for the year ended December 31, 2001 was to increase/(decrease) net investment income and increase/(decrease) net unrealized appreciation by the following reclassifications. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.



      Net Unrealized                Net                 Net
Appreciation/(Depreciation)  Investment Income  Realized Gain/(Loss)
--------------------------------------------------------------------

          $65,387               $(188,108)            $122,721


FEDERAL TAXES: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by

--------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

--------------------------------------------------------------------------------
distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts, are primarily due to differing book and tax treatments in the timing of the recognition of losses deferred due to wash sales and differing treatments for amortization of premium and market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

SECURITIES LENDING: The Trust, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. The Trust receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of the Trust's Portfolio of Investments.

EXPENSES: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company, Allmerica Investment Trust.

3.  INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a direct, wholly-owned subsidiary of Allmerica Financial Corporation ("Allmerica Financial"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM an aggregate monthly compensation at the annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1.00% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

IBT performs fund administration, custodian and fund accounting services for the Trust. IBT is entitled to receive a fee for these services, in addition to certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee and the Trust pays the fees for the fund accounting and custodian services to IBT.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4.  SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At December 31, 2001, First Allmerica Financial Life Insurance Company, a direct, wholly-owned subsidiary of Allmerica Financial, the Trustees and the officers of the Trust owned in the aggregate 111,151 shares of beneficial interest.

-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

--------------------------------------------------------------------------------

5.  RESTRICTED SECURITIES

At December 31, 2001, the Trust owned the following restricted securities constituting 0.7% of net assets, which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Board of Trustees. Additional information on the restricted securities is as follows:


                                  Date of      Par       Cost at
Issuer                          Acquisition   Amount   Acquisition    Value
-------------------------------------------------------------------------------

Delta Air Lines, Inc.             12/12/91    34,440    $ 34,845    $ 36,294
Jones (Edward D.) & Co., LP       05/06/94   555,435     555,435     579,568
                                                        --------    --------
Total                                                   $590,280    $615,862
                                                        ========    ========

-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Allmerica Securities Trust (hereafter referred to as the "Trust") at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2002

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

                               OTHER INFORMATION
--------------------------------------------------------------------------------

                    SHAREHOLDER VOTING RESULTS: (UNAUDITED)
--------------------------------------------------------------------------------
The annual meeting of the Trust's shareholders was held on April 18, 2001 at which shareholders approved one proposal. The voting results were as follows:

PROPOSAL To elect as Trustees the following nine nominees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

                                                                 Shares     Shares
                                                                   For     Withheld    Total
----------------------------------------------------------------------------------------------

P. KEVIN CONDRON:               Number of Votes Cast:           6,777,063  117,040   6,894,103
                                Percentage of Votes Cast:           98.30%    1.70%     100.00%

CYNTHIA A. HARGADON:            Number of Votes Cast:           6,782,128  111,975   6,894,103
                                Percentage of Votes Cast:           98.38%    1.62%     100.00%

GORDON HOLMES:                  Number of Votes Cast:           6,776,064  118,039   6,894,103
                                Percentage of Votes Cast:           98.29%    1.71%     100.00%

JOHN P. KAVANAUGH:              Number of Votes Cast:           6,778,325  115,778   6,894,103
                                Percentage of Votes Cast:           98.32%    1.68%     100.00%

BRUCE E. LANGTON:               Number of Votes Cast:           6,777,543  116,560   6,894,103
                                Percentage of Votes Cast:           98.31%    1.69%     100.00%

JOHN F. O'BRIEN:                Number of Votes Cast:           6,778,450  115,653   6,894,103
                                Percentage of Votes Cast:           98.32%    1.68%     100.00%

ATTIAT F. OTT:                  Number of Votes Cast:           6,780,659  113,444   6,894,103
                                Percentage of Votes Cast:           98.35%    1.65%     100.00%

RICHARD M. REILLY:              Number of Votes Cast:           6,777,950  116,153   6,894,103
                                Percentage of Votes Cast:           98.32%    1.68%     100.00%

RANNE P. WARNER:                Number of Votes Cast:           6,774,675  119,428   6,894,103
                                Percentage of Votes Cast:           98.27%    1.73%     100.00%

------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

                         BOARD OF TRUSTEES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                        Fund
                                                                                                       Complex
                                                                                                     Overseen by
                                                         Term of Office                              Director or
       Name, Address            Position(s) Held with    and Length of    Principal Occupation(s)    Nominee for
          and Age                       Fund              Time Served     During Past 5 Years (1)     Director
-----------------------------------------------------------------------------------------------------------------
P. Kevin Condron (56)         Trustee, Member of the      1 Year Term    President and Chief                15
                              Audit Committee and Fund                   Executive Officer, The
                              Operations Committee        Served Since   Granite Group (wholesale
                                                              1998       plumbing and heating),
                                                                         1998-present; President,
                                                                         Central Supply Co.,
                                                                         1983-1997.

Jocelyn S. Davis (48)         Trustee, Member of the      1 Year Term    Beers & Cutler                     15
                              Audit Committee and Fund                   (professional services),
                              Operations Committee        Served Since   2001-present; Chief
                                                              2001       Financial Officer, AARP
                                                                         (non-profit), 1996-2001.

Cynthia A. Hargadon (47)      Trustee, Member of the      1 Year Term    President, Potomac Asset           15
                              Fund Operations                            Mgt. Inc., 2000-present;
                              Committee, Investment       Served Since   Director of Investments,
                              Operations Committee and        1997       National Automobile
                              Governance Committee                       Dealers Association,
                                                                         1999-2000; President,
                                                                         Stable Value Investment
                                                                         Association (investment
                                                                         trade group), 1996-1999.

T. Britton Harris, IV (43)    Trustee, Member of the      1 Year Term    President, Verizon                 15
                              Investment Operations                      Investment Management
                              Committee and Governance    Served Since   Corporation,
                              Committee                       2001       1990-present.

Gordon Holmes (63)            Trustee, Chairman of the    1 Year Term    Instructor at Bentley              15
                              Audit Committee and                        College, 1998-present;
                              Member of the Fund          Served Since   Instructor at Boston
                              Operations Committee            1991       University, 1997-1998;
                                                                         Certified Public
                                                                         Accountant; Retired
                                                                         Partner, Tofias,
                                                                         Fleishman, Shapiro &
                                                                         Co., P.C. (Accountants).

Attiat F. Ott (66)            Trustee, Chairman of the    1 Year Term    Professor of Economics             15
                              Fund Operations Committee                  and Director of the
                              and Member of the Audit     Served Since   Institute for Economic
                              Committee                       1982       Studies, Clark
                                                                         University.

Ranne P. Warner (57)          Trustee, Chairman of the    1 Year Term    President, Centros                 15
                              Governance Committee,                      Properties, USA; Owner,
                              Member of the Fund          Served Since   Ranne P. Warner and
                              Operations Committee and        1991       Company.
                              Investment Operations
                              Committee

                              Other Directorships
                              Held by Director or
       Name, Address              Nominee for
          and Age                  Director
----------------------------  -------------------

P. Kevin Condron (56)         Director, Banknorth
                              Group

Jocelyn S. Davis (48)         None

Cynthia A. Hargadon (47)      Director, Wilshire
                              Target Funds,
                              2001-present.

T. Britton Harris, IV (43)    None

Gordon Holmes (63)            None

Attiat F. Ott (66)            None

Ranne P. Warner (57)          Director,
                              Wainwright Bank &
                              Trust Co.
                              (commercial bank);
                              Trustee, Ericksen
                              Trust (real
                              estate).

-------------------------------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------


                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                        Fund
                                                                                                       Complex
                                                                                                     Overseen by
                                                         Term of Office                              Director or
       Name, Address          Position(s) Held with      and Length of    Principal Occupation(s)    Nominee for
          and Age                    Fund                 Time Served     During Past 5 Years (1)     Director
--------------------------------------------------------------------------------------------------------------------

*John P. Kavanaugh (47)       Trustee and Vice            1 Year Term    President, Allmerica               15
                              President, Chairman of                     Asset Management, Inc.
                              the Investment Operations   Served Since   ("AAM"); Vice President,
                              Committee                       1995       Director, Chief
                                                                         Investment Officer, First
                                                                         Allmerica Financial Life
                                                                         Insurance Company ("First
                                                                         Allmerica") and Allmerica
                                                                         Financial Life Insurance
                                                                         and Annuity Company
                                                                         ("Allmerica Financial
                                                                         Life").

*John F. O'Brien (58)         Trustee and Chairman of     1 Year Term    President, Chief                   15
                              the Board                                  Executive Officer and
                                                          Served Since   Director, First
                                                              1989       Allmerica; Director and
                                                                         Chairman of the Board,
                                                                         Allmerica Financial Life.

*Richard M. Reilly (63)       Trustee and President,      1 Year Term    Senior Vice President,             15
                              Member of the Investment                   First Allmerica;
                              Operations Committee        Served Since   Director, AAM since 2000.
                                                              1991

*John P. Kavanaugh (47)       None

*John F. O'Brien (58)         Director, ABIOMED,
                              Inc. (medical
                              devices); Director,
                              Cabot Corporation
                              (specialty
                              chemicals);
                              Director, TJX
                              Companies, Inc.
                              (retail).
*Richard M. Reilly (63)       None

------------------------

  * Messrs. Kavanaugh, O'Brien and Reilly are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of Allmerica Financial Corporation ("AFC") because of their affiliations with AFC.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years. The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

                       REGULATORY DISCLOSURES (UNAUDITED)
--------------------------------------------------------------------------------
The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                          SHAREHOLDER TAX INFORMATION
--------------------------------------------------------------------------------
The portion of the Trust dividends that was derived from U.S. Government obligations in 2001 and may be exempt from state income taxation is 18.80%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions; however, each of these states has a threshold requirement that must be met before the exclusion applies. During 2001, the level of exempt income did not meet these thresholds and the exclusion did not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the reporting of the percentage of assets invested in either state specific or state specific and federal obligations. The percentage applicable to the states of Florida and Kansas is 22.53%. The percentage applicable to the state of West Virginia, which is only for amounts invested in West Virginia obligations, is 0%.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND INVESTMENT PLAN: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin at any time.

CASH INVESTMENT PLAN: The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

INVESTMENT ADVISER: Allmerica Asset Management, Inc.

PORTFOLIO MANAGER: Richard J. Litchfield

INVESTMENT OBJECTIVES: The Trust's primary investment objective is to provide a high rate of current income, with capital appreciation as a secondary objective.

PRINCIPAL INVESTMENT POLICIES: The Trust seeks to achieve its objectives by investing in various types of fixed income securities with an emphasis on corporate debt obligations. Examples of the types of securities in which the Trust invests are corporate bonds, notes and debentures; mortgage-backed and asset-backed securities; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and money market instruments. The

-------------------------------------------------------------------------------

                           ALLMERICA SECURITIES TRUST

--------------------------------------------------------------------------------
Trust may invest up to 30% of its assets in high yield securities or "junk bonds" rated below investment grade but at least B- or higher by Moody's Investors Services or Standard & Poor's Rating Services or similar rating organizations, and in unrated securities determined by the Investment Adviser to be of comparable quality. The Trust may invest up to 25% of its assets in U.S. dollar denominated foreign debt securities. The Trust may invest in securities with relatively long maturities as well as securities with shorter maturities.

PRINCIPAL RISKS:

-  Company Risk
-  Credit Risk
-  Foreign Investment Risk
-  Interest Rate Risk
-  Investment Management Risk
-  Liquidity Risk
-  Market Risk
-  Prepayment Risk

-------------------------------------------------------------------------------

                                                                         02-0062

                        [GRAPHIC] ALLMERICA FINANCIAL (R)

                        THE ALLMERICA FINANCIAL COMPANIES
                        ---------------------------------
  First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. . Financial Profiles, Inc. The Hanover Insurance Company . AMGRO, Inc. .
  Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. Allmerica Financial Benefit Insurance Company . Citizens Insurance Company
                     of America . Citizens Management Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653

10605NS (12/01)